EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of ITC Holdings Corp. (the “Registrant”) on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on February 23, 2011 (the “Report”), we, Joseph L. Welch, President & Chief Executive Officer of the Registrant, and Cameron M. Bready, Executive Vice President — Treasurer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: February 23, 2011

/s/ Joseph L. Welch

Joseph L. Welch
President and Chief Executive Officer

/s/ Cameron M. Bready

Cameron M. Bready
Executive Vice President — Treasurer and Chief Financial Officer

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